================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                               -----------------
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                 April 26, 2007

                               -----------------

                                   DEVRY INC.
             (Exact name of registrant as specified in its charter)

                               -----------------


         Delaware                   1-13988                  36-3150143
 (State of incorporation)   (Commission File Number)       (IRS Employer
                                                         Identification No.)


              One Tower Lane, Suite 1000
              Oakbrook Terrace, Illinois                   60181
       (Address of principal executive offices)          (Zip Code)

                                 (630) 571-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

                               -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 2.02      Results of Operations and Financial Condition

     On April 26, 2007, DeVry Inc. issued a press release announcing the Company's fiscal 2007 third quarter operating results and 2007 spring term enrollments. The full text of that press release is included in Exhibit 99.1 in this Form 8-K.


Item 8.01      Other Events.

     On April 26, 2007, DeVry Inc. issued a press release announcing an involuntary workforce reduction. The full text of that press release is included in Exhibit 99.1 in this Form 8-K. The decision to take this action was based on the results of the previously announced voluntary separation plan and resulted from a thorough analysis which revealed that a reduction in the number of employees at the Company's DeVry University subsidiary was warranted to address the Company's cost structure and real estate utilization. This involuntary workforce reduction will affect approximately 145 DeVry University campus-based employees.

     The Company anticipates that the pre-tax expenses associated with this involuntary workforce reduction will be approximately $2.6 million, which consists primarily of severance and extended healthcare benefits coverage. The Company anticipates that these expenses will be recognized primarily over the fourth quarter of fiscal year 2007.

Forward-Looking Statements

     This Form 8-K and the related press release contain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as "expect," "anticipate," "believe," "estimate," "intend," "plan," and similar expressions also identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding the anticipated timing, number of impacted employees, savings, and pre-tax expenses associated with the reduction in employees at the Company's DeVry University subsidiary.

     Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company's actual results to differ materially from those in the forward-looking statements including, without limitation, the risk that subsequent unanticipated events, including unanticipated costs, may occur in connection with the reduction in employees. Additional information regarding factors that could cause results to differ can be found in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Readers should also consult the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2006.

     These forward-looking statements are based on information as of April 26, 2007, and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


Item 9.01      Financial Statements and Exhibits

99.1   Press Release dated April 26, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DEVRY INC.
                                           (Registrant)

Date: April 26, 2007                       By: /s/ Richard M. Gunst
                                               ---------------------------------
                                               Richard M. Gunst
                                               Senior Vice President, Chief
                                               Financial Officer and Treasurer

                                  EXHIBIT INDEX



Exhibit Number       Description
-----------------    -----------------------------------------------------------
99.1                 Press Release dated April 26, 2007